SUBSIDIARIES OF AMERICAN RESIDENTIAL SERVICES, INC.
                              (AS OF MAY 23, 1997)
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                                                                                                                    STATE OF
SUBSIDIARY NAME                                                                                                   INCORPORATION
---------------                                                                                                   -------------
American Mechanical Services, Inc.                                                                                   Delaware
         American Mechanical Services of Arizona, Inc.  (d\b\a Arizona Air Mechanix)                                 Arizona
         American Mechanical Services of California, Inc. (d/b/a Charter Mechanical Systems)                         California
         American Mechanical Services of Colorado, Inc. (d/b/a Continental Mechanical Systems)                       Colorado
         American Mechanical Services of Texas, Inc.  (d/b/a Texas Mechanical Systems)                               Delaware
         AMS American Mechanical Services of Maryland, Inc.                                                          Maryland
American Residential Services of Colorado, Inc.                                                                      Colorado
American Residential Services of Florida, Inc. (d/b/a Florida Heating & Air Conditioning, Inc.
                                    and De Moss Air Conditioning Services, Inc.)                                     Florida
         Bullseye Air Conditioning, Inc.                                                                             Florida
         Climatic Corporation of Vero Beach                                                                          Florida
         Florida Heating and Air Duct, Inc.                                                                          Florida
         Larry Teague & Sons Plumbing, Inc.                                                                          Florida
         Sasso Air Conditioning, Inc.                                                                                Delaware
         Ted's Plumbing, Inc.                                                                                        Florida
American Residential Services of Illinois, Inc. (d/b/a Ross Heating & Cooling Inc.; Kranz
                                    Mechanical Corporation; Kranz Heating & Cooling, Inc.)                           Illinois
American Residential Services of Indiana, Inc. (d/b/a Dial One Meridian & Hoosier, Inc.)                             Indiana
         Sagamore Heating & Cooling, Inc.                                                                            Indiana
American Residential Services of Michigan, Inc. (d/b/a Energy Concepts, Inc.)                                        Michigan
American Residential Services of Nevada, Inc.                                                                        Nevada
American Residential Services of North Carolina, Inc. (d/b/a Metro Heating & Air Conditioning)                       North Carolina
American Residential Services of Pennsylvania, Inc.                                                                  Pennsylvania
American Residential Services of South Carolina, Inc. (d/b/a Atlas Services, Inc.)                                   South Carolina
         Doc Plumbing, Inc.                                                                                          South Carolina
         Golden Triangle Mechanical, Inc.                                                                            South Carolina
         Kirby Heating & Air, Inc.                                                                                   South Carolina
         R. F. Masters, Inc.                                                                                         South Carolina
         Rooter Express Service, Inc.                                                                                South Carolina
American Residential Services of Virginia, Inc. (d/b/a Keenan Heating & Cooling)                                     Virginia
ARS American Residential Services of California, Inc. (d/b/a Southcoast Heating and Air Conditioning, Inc.)          California
         A. K. Landan, Inc. (d/b/a Allied Plumbing-Heating-Air Conditioning)                                         California
ARS American Residential Services of Oklahoma, Inc. (d/b/a Advanced AirCo & Heating, Inc.)                           Oklahoma
ARS American Residential Services of Texas, Inc.                                                                     Delaware
         McCannics, Inc.                                                                                             Delaware
         Service Enterprise Holdings, LLC                                                                            Texas
         Adcot, Inc.  (d/b/a A-ABC Appliances)                                                                       Texas
         Service Enterprises - Houston, Inc. (d/b/a Crown Services)                                                  Delaware
         Trademark Enterprises, Inc.                                                                                 Delaware
ARS Energy Services Company                                                                                          Delaware
ARS Residential Holding Company                                                                                      Delaware
ARS Residential Management Company                                                                                   Delaware
AT Acquisition Inc.                                                                                                  Florida
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               SUBSIDIARIES OF AMERICAN RESIDENTIAL SERVICES, INC.
                              (AS OF MAY 23, 1997)

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                                                                                                                    STATE OF
SUBSIDIARY NAME                                                                                                   INCORPORATION
---------------                                                                                                   -------------
General Heating & Air Conditioning Company, Inc.                                                                     Delaware
Godby Acquisition Inc.                                                                                               Indiana
Godby Brothers, Inc.                                                                                                 Delaware
Godby Brothers LLC                                                                                                   Delaware
Godby Brothers Rental, LLC                                                                                           Indiana
Hession Plumbing Company, Inc.                                                                                       Indiana
Illinois Heating & Air Conditioning, Inc.                                                                            Illinois
Keenan Mechanical Services, Inc.                                                                                     Virginia
Korte Electric, Inc.                                                                                                 Delaware
Pro-Formance, Inc. (d/b/a Pro Heating & Air)                                                                         California
Rental Acquisition Inc.                                                                                              Indiana
USA Heating & Air Conditioning, Inc.                                                                                 Delaware
West Houston Services, Inc.                                                                                          Delaware
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